UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CME GROUP INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

The following were distributed to CME Group shareholders on or after April 1, 2020.

Important Notice Regarding the Availability of Proxy Materials

CME GROUP INC. Annual Meeting of Shareholders

MEETING DATE:  May 6, 2020

RECORD DATE:  March 9, 2020

CUSIP NUMBER:  12572QE99

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of CLASS A common stock of CME GROUP INC. for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY 10:59 P.M. Central Time on May 5, 2020.

VOTE BY INTERNET — https://www.proxyvote.com

You can enter your voting instructions and view the shareholder material at the Internet site below.

If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com

Note: If your e-mail software supports it, you can simply click on the above link.

You may need your CONTROL NUMBER to vote:  0123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on May 5, 2020.

VOTE BY PHONE — 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m. Central Time on May 5, 2020.

The relevant supporting documentation can be found at the following Internet site(s):

Proxy Statement

http://materials.proxyvote.com/12572Q inter/custom

10-K Report

http://materials.proxyvote.com/12572Q

If you are an employee and were enrolled for electronic delivery by CME GROUP INC., and still wish to receive hard copies of these materials, you may choose one of the following methods to make your request:

1)	By Internet: https://www.proxyvote.com
2)	By Telephone: 1-800-579-1639
3)	By E-mail: sendmaterial@proxyvote.com

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:  M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.

Questions regarding this communication should be directed to your advisor or the company’s Investor Relations department. For questions specific to the proxyvote.com website, please reply to this email and include the original text and subject line for identification purposes.

(c)1997 - 2020 Broadridge Financial Solutions, Inc.

P.O. Box 1310, Brentwood, NY 11717

You received this email because our records show that you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the internet. You may have given this consent during a prior vote at ProxyVote.com.

PLEASE NOTE:  If you own multiple classes of B shares, you will receive separate emails to vote for each class.

Important Notice Regarding the Availability of Proxy Materials

CME GROUP INC. Annual Meeting of Shareholders

MEETING DATE:  May 6, 2020

RECORD DATE:  March 9, 2020

SHARES:  123,456,789,012.000000

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of CLASS B-1 common stock of CME GROUP INC. for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY 10:59 P.M. Central Time on May 5, 2020.

VOTE BY INTERNET — https://www.proxyvote.com

You can enter your voting instructions and view the shareholder material at the Internet site below.

If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com

Note:  If your e-mail software supports it, you can simply click on the above link.

You may need your CONTROL NUMBER to vote:  0123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on May 5, 2020.

The relevant supporting documentation can be found at the following Internet site(s):

Proxy Statement

http://materials.proxyvote.com/12572Q inter/custom

10-K Report

http://materials.proxyvote.com/12572Q

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:  M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.

Questions regarding this communication should be directed to your advisor or the company’s Investor Relations department. For questions specific to the proxyvote.com website, please reply to this email and include the original text and subject line for identification purposes.

(c)1997 - 2020 Broadridge Financial Solutions, Inc.

P.O. Box 1310, Brentwood, NY 11717

You received this email because our records show that you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the internet. You may have given this consent during a prior vote at ProxyVote.com.

PLEASE NOTE:  If you own multiple classes of B shares, you will receive separate emails to vote for each class.

Important Notice Regarding the Availability of Proxy Materials

CME GROUP INC. Annual Meeting of Shareholders

MEETING DATE:  May 6, 2020

RECORD DATE:  March 9, 2020

SHARES:  123,456,789,012.000000

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of CLASS B-2 common stock of CME GROUP INC. for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY 10:59 P.M. Central Time on May 5, 2020.

VOTE BY INTERNET — https://www.proxyvote.com

You can enter your voting instructions and view the shareholder material at the Internet site below.

If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com

Note:  If your e-mail software supports it, you can simply click on the above link.

You may need your CONTROL NUMBER to vote:  0123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on May 5, 2020.

The relevant supporting documentation can be found at the following Internet site(s):

Proxy Statement

http://materials.proxyvote.com/12572Q inter/custom

10-K Report

http://materials.proxyvote.com/12572Q

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:  M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder. Questions regarding this communication should be directed to your advisor or the company’s Investor Relations department. For questions specific to the proxyvote.com website, please reply to this email and include the original text and subject line for identification purposes.

(c)1997 - 2020 Broadridge Financial Solutions, Inc.

P.O. Box 1310, Brentwood, NY 11717

You received this email because our records show that you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the internet. You may have given this consent during a prior vote at ProxyVote.com.

PLEASE NOTE:  If you own multiple classes of B shares, you will receive separate emails to vote for each class.

Important Notice Regarding the Availability of Proxy Materials

CME GROUP INC. Annual Meeting of Shareholders

MEETING DATE:  May 6, 2020

RECORD DATE:  March 9, 2020

SHARES:  123,456,789,012.000000

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of CLASS B-3 common stock of CME GROUP INC. for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY 10:59 P.M. Central Time on May 5, 2020.

VOTE BY INTERNET — https://www.proxyvote.com

You can enter your voting instructions and view the shareholder material at the Internet site below.

If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com

Note:  If your e-mail software supports it, you can simply click on the above link.

You may need your CONTROL NUMBER to vote:  0123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on May 5, 2020.

The relevant supporting documentation can be found at the following Internet site(s):

Proxy Statement

http://materials.proxyvote.com/12572Q inter/custom

10-K Report

http://materials.proxyvote.com/12572Q

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:  M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.

Questions regarding this communication should be directed to your advisor or the company’s Investor Relations department. For questions specific to the proxyvote.com website, please reply to this email and include the original text and subject line for identification purposes.

(c)1997 - 2020 Broadridge Financial Solutions, Inc.

P.O. Box 1310, Brentwood, NY 11717

You received this email because our records show that you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the internet. You may have given this consent during a prior vote at ProxyVote.com.

PLEASE NOTE:  If you own multiple classes of B shares, you will receive separate emails to vote for each class.

Important Notice Regarding the Availability of Proxy Materials

CME GROUP INC. Annual Meeting of Shareholders

MEETING DATE:  May 6, 2020

RECORD DATE:  March 9, 2020

SHARES:  123,456,789,012.000000

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of CLASS B-4 common stock of CME GROUP INC. for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY 10:59 P.M. Central Time on May 5, 2020.

VOTE BY INTERNET — https://www.proxyvote.com

You can enter your voting instructions and view the shareholder material at the Internet site below.

If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com

Note:  If your e-mail software supports it, you can simply click on the above link.

You may need your CONTROL NUMBER to vote:  0123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on May 5, 2020.

The relevant supporting documentation can be found at the following Internet site(s):

Proxy Statement

http://materials.proxyvote.com/12572Q inter/custom

10-K Report

http://materials.proxyvote.com/12572Q

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:  M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.

Questions regarding this communication should be directed to your advisor or the company’s Investor Relations department. For questions specific to the proxyvote.com website, please reply to this email and include the original text and subject line for identification purposes.

(c)1997 - 2020 Broadridge Financial Solutions, Inc.

P.O. Box 1310, Brentwood, NY 11717